UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

Butler International, Inc.
(Exact name of registrant as specified in charter)

Maryland	0-14951	06-1154321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On May 5, 2009, Butler Service Group, Inc. (“BSG”) and certain of its affiliates, including Butler International, Inc. (the “Company” and , together with BSG and its affiliates who are parties to the Fourth Forbearance Agreement, the “Company Credit Parties”), entered into a Fourth Forbearance Agreement (the “Fourth Forbearance Agreement”), effective as of May 4, 2009, with General Electric Capital Corporation (“GECC”), as Agent and Lender, in connection with the Fourth Amended and Restated Credit Agreement, as amended, between the parties (the “Credit Agreement”).  The Fourth Forbearance Agreement provides, among other things, that, without waiving certain existing defaults under the Credit Agreement, GECC will, until the earlier of (i) May 11, 2009, or (ii) termination of the Fourth Forbearance Agreement by GECC in its discretion upon the occurrence of a default under the Fourth Forbearance Agreement (as described therein), or an additional default under the Credit Agreement (other than certain already acknowledged defaults existing as of the date of the Fourth Forbearance Agreement), forbear from the exercise of any of its rights and remedies arising out of such existing events of default under the Credit Agreement.  The Company Credit Parties have acknowledged certain existing and continuing defaults under the Credit Agreement, including, among other things, failure to comply with its minimum borrowing availability covenant and other financial covenants, failure to deliver certain financial and other information to GECC, and failure to pay certain charges.  BSG has agreed to expend funds solely in accordance with an agreed upon budget, and has acknowledged and agreed that overadvances have occurred under the Credit Agreement, that fees in the amount of $2,175,000  have accrued and are outstanding in connection with such overadvances, and that such amounts are due and payable on August 1, 2009, the Commitment Termination Date under the Credit Agreement.  Under the Fourth Forbearance Agreement, GECC is not obligated to make any additional loans under the Credit Agreement during the forbearance period.  As of May 4, 2009, the aggregate outstanding principal amount of loans under the Credit Agreement is $17,040,614.12.  The Company has previously disclosed its relationship with GECC as a lender in its Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2008, and its Form 10-Q filed with the SEC on June 23, 2008, and such disclosure is incorporated herein by this reference.

The summary of the Fourth Forbearance Agreement set forth in this Form 8-K does not purport to be complete and is qualified in its entirety by reference to the file text of the Fourth Forbearance Agreement filed as Exhibit 10.1 hereto and incorporated herein by this reference.

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Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

10.1
Fourth Forbearance Agreement, dated as of May 4, 2009, by and among Butler Service Group, Inc. and certain of its affiliates, including Butler International, Inc., and General Electric Capital Corporation, as Agent and Lender.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2009	Butler International, Inc. (Registrant)

/s/ Ronald Uyematsu
Ronald Uyematsu President and Chief Executive Officer

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